UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-08683

TANAKA Funds, Inc.

 (Exact name of registrant as specified in charter)

60 East 42nd Street, Suite 4000, New York, NY 10165

 (Address of principal executive offices)             (Zip code)

Greg Getts

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights Ohio 44147

(Name and address of agent for service)

Registrant's telephone number, including area code:  877-482-6252

Date of fiscal year end:   November 30

Date of reporting period:  November 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant  is required to disclose the  information  specified by Form N-CSR, and the  Commission  will make this  information  public.  A  registrant  is not required to respond to the  collection  of  information  contained in Form N-CSR unless the Form  displays a  currently  valid  Office of  Management  and Budget ("OMB")  control number.  Please direct comments  concerning the accuracy of the information  collection  burden  estimate and any  suggestions  for reducing the burden to Secretary,  Securities and Exchange Commission,  450 Fifth Street, NW, Washington,  DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. S 3507.

Item 1.  Reports to Stockholders.

TANAKA GROWTH FUND

ANNUAL REPORT

November 30, 2023

Fund Advisor:

Tanaka Capital Management, Inc.

60 East 42nd Street, Suite 4000

New York, NY 10165

Toll Free (877) 4TANAKA

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

                                                                             January 2024

The TANAKA Growth Fund was up 50.2% in calendar 2023 versus gains of 43.6% for its benchmark Wilshire 2500 Growth index and 26.3% for the S&P 500. This outperformance led the Fund to a #1 ranking out of 397 funds in its Multicap Growth category by Lipper for the three-years through 11/30/23 as well as a top 1 percentile ranking in its Morningstar category for the three years through 11/30/23.

The rising tide in equities did not lift all boats in 2023 as stock market gains were concentrated in specific segments of the market, namely the largest Tech companies, while many smaller and non-Tech stocks underperformed or sat out the market rally entirely. Industry and stock selection proved key to generating superior returns for the Fund in this bifurcated market environment as our top performers were stock-picks aligned with the Digital Revolution and Clean Energy Transition, two of the top-down investing themes that have guided our portfolio strategy in recent years.

Following the rise of the internet, mobile phones, and cloud computing, Artificial Intelligence has become the next leg of the ongoing Digital Revolution. While the Tech industry has been employing this technology for years, AI has been thrust into the mainstream through the launch of ChatGPT and is now beginning to penetrate industries more broadly just in time to help address demographic shortages of labor. We have been doing proprietary work on demographics and the Digital Revolution for multiple decades (see our “Digital Deflation” book at digitaldeflation.net) and have strategically constructed a basket of companies leading in AI with exposure across the technology value chain from the semiconductor chips powering AI algorithms and the advanced tools used to make these chips, to the consumer and enterprise products and services being enhanced by AI, and even to emerging industrial applications like warehouse automation. Clean Energy Transition is another investment theme that we have employed in our portfolio and was a positive contributor to the Fund’s performance in 2023. As the world struggles to wean off fossil fuels and move to less carbon-emitting energy sources, we have identified several stocks that we believe are positioned to foster this transition over the coming decade through the production of Electric Vehicles and Energy Storage as well as Uranium for nuclear reactors, which are increasingly seen as necessary energy sources for countries around the globe to meet their ambitious net zero carbon targets.

Looking ahead to 2024, we believe our portfolio is well positioned with our holdings aligned to these two megatrends, our small- and mid-cap stock picks that sat out last year’s equity rally and we think are primed for a better year ahead with improving business momentum and cheap valuations, and our selection of Blue Chip stocks that help balance the portfolio with more stable earnings and less volatile returns. While the Fund has benefited from AI and the Digital Revolution in recent years, we believe these are not a one- or two-year phenomenon but rather megatrends that will play out over the next decade and beyond. In 2024, we are particularly encouraged about our Semiconductor and Semi Equipment stocks as Semis should be entering a more favorable phase after several years of excess inventories in the PC and mobile markets and more cautious corporate capital spending. In Clean Energy, we see the potential for continued momentum from our basket of Uranium companies in 2024 which should benefit from

Annual Report |  1

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

supply shortages resulting from a decade of underinvestment in mines at the same time as demand is increasing from the restarts, life extensions, and new builds of nuclear reactors. We have also added several companies that facilitate the production and delivery of liquefied natural gas, benefiting from the move away from dirtier fossil fuels like petroleum and coal and we believe are companies transitioning from a period of heavy investment to a cash flow generation payoff. While Big Tech may continue to be a prevailing theme in 2024, we see potential for the stock market rally to broaden out to smaller and non-Tech companies which could favor our stock-picks in financials, specialty pharma, and more.

Investment Outlook

The US economy proved to be surprisingly resilient in 2023 and the widely anticipated recession never arrived thanks to excess household savings from pandemic era stimulus and strong consumer spending supported by a tight labor market. We expect economic momentum to moderate going forward due to past interest rates hikes working through the system with a lag, lower household savings, and reduced lending activity, however we still see a path to a soft landing if inflation continues to ease in 2024 and the job market remains on solid footing. We acknowledge that slowing growth can make the economy increasingly sensitive to shocks and we will continue to monitor softening dynamics in areas like manufacturing, consumer spending, and lending.

Inflation in the US has been steadily trending towards the Federal Reserve’s 2% target with headline CPI easing to 3.4% in December from the peak of 9.1% in June 2022 as supply chains normalized and restrictive monetary policy curbed economic activity. Goods, food, and energy prices experienced significant disinflation over the past year and services, the stickiest portion of inflation and greatest concern for the Fed, has begun to cool as well with easing wage pressures and demand likely to lead to further disinflation in 2024. After raising interest rates by 5.25% since 2022 to combat inflation, the Fed has kept rates unchanged since July and signaled for the first time at its December meeting that the interest rate hiking cycle is likely over and that rates may see declines in 2024 as inflation approaches the Fed’s target. While it may be too early to declare victory on inflation, we believe the upward risks to inflation have diminished over the last six months and also see a higher likelihood of the US economy avoiding a material downturn.

The timing and extent of rate cuts by the Fed, as influenced by the forward trajectory of inflation and economic activity, are likely to be a driving force of markets in 2024. While the rate cuts are currently a moving target which may lead to volatility in the near-term, we believe that any reduction in interest rates this year would be beneficial to the economy, consumers, and corporate profits, all of which are generally favorable for equities. Following expansion in 2023, market index valuations are towards the high end of their historical range so we believe that earnings growth will need to do the heavy lifting for stocks this year. Last year’s market gains were driven by excitement around AI which led to a concentration in Big Tech stocks, and we would like to see a broadening out of performance to other industries and market capitalizations, of which we have seen early signs in recent weeks reflecting a healthier stock market. Escalating geopolitical

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TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

tensions with China, Ukraine-Russia, and Israel-Hamas and rising government debt levels represent downside risks and bear watching for potential impacts to global economic growth. We are also cognizant of the fact that investor sentiment around stocks is much more optimistic going into 2024 than it was entering 2023, which sets a higher bar for positive surprises to push equities higher and could make the market more susceptible to disappointment.

Review of Fiscal Year 2023

In the Fund’s fiscal 4th Quarter ending 11/30/23, the Fund was up 18.3% vs. gains of 2.5% and 1.8% for the Wilshire 2500 Growth and S&P 500 indexes. In the fiscal year ending 11/30/23, the Fund was up 33.4% vs. gains of 26.1% and 13.8% for the Wilshire 2500 Growth and S&P 500 indexes.

The Fund’s outperformance in fiscal 2023 was primarily driven by our stock picks in the Technology and Uranium sectors. Our Warehouse Automation stock tripled as it continues to deploy its automated robotics system at distribution centers for major customers such as Walmart and works through its order backlog, which expanded from $12 billion to over $23 billion during the year. Our Semiconductor and Semiconductor Equipment holdings benefited as the rapid adoption of Artificial Intelligence across industries continues to fuel demand for high-performance computing chips, and the tools needed to make these chips. Our Electric Vehicle and Energy Storage company rebounded in 2023 as it achieved its EV delivery goals despite a tougher macro environment and launched an exciting new vehicle that will add to the company’s growth over the next several years. Uranium stocks had another strong year as uranium prices surged to decade highs reflecting an accelerating new cycle of utility contracting and a significant supply deficit following a decade of underinvestment in new mines since Fukushima.

Gains during the year were partially offset by declines in several of our Small Cap stocks and Large Cap Consumer Staples, which fell out of favor with investors in 2023. Our Specialty Materials stock decreased because a patent infringement lawsuit settlement was less than expected, however the settlement payment will still lead to a significant return of money to shareholders and fund the development of the company’s product pipeline which will transition from R&D to first sensor product revenues this year. Our Bio-Manufacturing holding unexpectedly declared bankruptcy in August after its largest shareholder cut-off the company from further funding, creating an unfortunate outcome for a company that was the leader in the synthetic biology field, in our view. One of our Specialty Pharma stocks declined after more than doubling in 2022 amid a broader pullback in Pharmaceutical stocks while our Large Cap Consumer Staples holdings also underperformed after falling out of favor with investors in last year’s risk-on environment. We believe laggards like these have the potential to outperform in 2024 as the market rally broadens out.

Annual Report |  3

TANAKA GROWTH FUND

LETTER TO SHAREHOLDERS (CONTINUED)

If you are interested in adding to your Fund investment or enrolling in a monthly automatic investment plan you can call       1-877-4-TANAKA. You may also send a check written out to the TANAKA Growth Fund to:

The TANAKA Growth Fund

c/o Mutual Shareholder Services

8000 Town Centre, Suite 400

Broadview Heights, OH 44147

Please call or email us if you have any questions. Thank you for your ongoing support!

Graham Tanaka, CFA

Benjamin Bratt, CFA

The Fund's prospectus contains important information about the Fund's investment objectives, potential risks, management fees, charges and expenses, and other information. Please read and consider it carefully before investing or sending money. You may obtain a current copy of the Fund's prospectus by calling 1-877-4-TANAKA.

The Fund's past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-4-TANAKA.

Annual Report |  4

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

November 30, 2023 (UNAUDITED)

60 East 42nd Street, Suite 4000, New York, 10165  P: (212) 490-3380  E-mail: tanaka@tanaka.com  Website: www.tanaka.com

TANAKA Growth Fund (TGFRX)

Performance through November 30, 2023

Comparison of the Growth of a $10,000 Investment in the

TANAKA Growth Fund, Class R and the Wilshire 2500 Growth Index

TANAKA Growth Fund (TGFRX)

Through November 30, 2023

TANAKA Growth Fund, Class R
Wilshire 2500 Growth
$76,000
$66,000
$56,000
$46,000
$36,000
$26,000
$16,000
$6,000
Value
Inception
Date
12/30/98
Nov-98
Nov-99
Nov-00
Nov-01
Nov-02
Nov-03
Nov-04
Nov-05
Nov-06
Nov-07
Nov-08
Nov-09
Nov-10
Nov-11
Nov-12
Nov-13
Nov-14
Nov-15
Nov-16
Nov-17
Nov-18
Nov-19
Nov-20
Nov-21
Nov-22
Nov-23
Date

	YTD Total Return	One Year Total Return	Five Year Average Annual Return	Ten Year Average Annual Return	Total Average Annual Return Since Inception
	12-31-22 to 11-30-23	11-30-22 to 11-30-23	11-30-18 to 11-30-23	11-30-13 to 11-30-23	12-30-98 to 11-30-23
R-Share	43.31%	33.41%	16.83%	9.16%	6.00%
Wilshire 2500 Growth	36.85%	26.12%	15.08%	13.50%	7.63%

The chart above assumes an initial investment of $10,000 made on December 30, 1998 (commencement of Fund operations) and held through November 30, 2023. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month may be obtained by calling 1-877-4TANAKA.

The Fund is a non-diversified fund.  The Fund may be subject to additional risk since it can invest in smaller capitalization companies including technology stocks, and it may invest up to 45% of its net assets in foreign securities, including multinational and emerging market securities.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  Please read the prospectus carefully before investing as it contains this and other information about the Fund.  You may obtain a current copy of the Fund's Prospectus by calling 1-877-4TANAKA.  Investment return and principal value fluctuate in response to the activities of individual companies and general market and economic conditions.

Annual Report |  5

TANAKA GROWTH FUND

PORTFOLIO ILLUSTRATION

November 30, 2023 (UNAUDITED)

The Wilshire 2500 Growth Index is a benchmark of the large and small-sized growth companies in the US equity market. It is a float-adjusted, market capitalization-weighted derivative index of the Wilshire 2500 Index.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Bloomberg classifications.

Annual Report |  6

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2023

Shares		Value

COMMON STOCKS - 95.16%

Accident & Health Insurance - 4.78%
12,050	Aflac, Inc.	$ 996,655

Beverages - 1.31%
1,625	PepsiCo, Inc.	273,471

Cigarettes - 1.75%
3,910	Philip Morris International, Inc.	365,038

Electronic Computers - 16.68%
18,293	Apple, Inc.	3,474,755

General Industrial Machinery & Equipment - 12.06%
47,500	Symbotic, Inc. Class A *	2,511,800

Investment Advice - 3.39%
20,625	The Carlyle Group, Inc.	707,025

Measuring & Controlling Device - 8.21%
12,123	Onto Innovation, Inc. *	1,709,464

Miscellaneous Metal Ores - 11.06%
6,500	Cameco Corp. (Canada) #	298,480
268,889	NexGen Energy Ltd. (Canada) # *	1,751,688
39,000	Uranium Energy Corp. *	254,280
		2,304,448
Motor Vehicle Parts & Accessories - 0.35%
370	Honeywell International, Inc.	72,490

Motor Vehicles & Passenger Car - 4.03%
3,495	Tesla Motors, Inc. *	839,080

Natural Gas Distribution - 2.08%
11,250	New Fortress Energy, Inc. Class A *	432,900

Pharmaceutical Preparations - 9.43%
81,098	Catalyst Pharmaceuticals, Inc. *	1,170,244
16,655	Corcept Therapeutics, Inc. *	424,203
7,500	Ionis Pharmaceuticals, Inc. *	371,025
		1,965,472
Radio & TV Broadcasting & Communications Equipment - 4.09%
6,598	Qualcomm, Inc.	851,472

The accompanying notes are an integral part of these financial statements.

Annual Report |  7

TANAKA GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

November 30, 2023

Shares		Value

Retail-Catalog & Mail-Order Houses - 2.02%
2,880	Amazon.com, Inc. *	$ 420,739

Security Brokers, Dealers & Flotation Companies - 3.15%
10,760	Stifel Financial Corp.	656,575

Semiconductors & Related Devices - 6.42%
3,870	Applied Materials, Inc.	579,649
1,620	NVIDIA Corp.	757,674
		1,337,323
Services-Business Services - 1.58%
290	Accenture PLC Class A (Ireland) #	96,611
560	MasterCard, Inc. Class A	231,745
		328,356
Services-Computer Programming, Data Processing, Etc. - 1.19%
760	Meta Platforms, Inc. Class A *	248,634

Specialty Chemicals - 1.39%
1,260,607	Nanoco Group PLC (United Kingdom) # *	288,742

Television Broadcasting Stations - 0.19%
2,700	Paramount Global Class B	38,799

TOTAL FOR COMMON STOCKS (Cost $7,406,998) - 95.16%		19,823,238

CONVERTIBLE BOND - 0.16%

Industrial Organic Chemicals - 0.16%
340,000	Amyris, Inc., 1.50%, due 11/15/2026 •	34,000

TOTAL FOR CONVERTIBLE BOND (Cost $42,500) - 0.16%		34,000

SHORT-TERM INVESTMENTS - 4.76%
990,606	Huntington Conservative Deposit Account 5.19% **	990,606
TOTAL FOR SHORT-TERM INVESTMENTS (Cost $990,606) - 4.76%		990,606

TOTAL INVESTMENTS (Cost $8,440,104) - 100.08%		20,847,844

LIABILITIES LESS OTHER ASSETS, NET - (0.08%)		(16,930)

NET ASSETS - 100.00%		$20,830,914

* Non-income producing securities during the period.

** The Conservative Deposit Account ("CDA") is a short-term investment vehicle in which the Fund holds cash balances. The CDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The coupon rate shown represents the yield at November 30, 2023.

# Total value for foreign common stock is $2,435,521, representing 11.69% of net assets.

• Defaulted Bond

The accompanying notes are an integral part of these financial statements.

Annual Report |  8

TANAKA GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2023

Assets:
Investments, at Value (Cost $8,440,104)	$ 20,847,844
Receivables:
Dividends and Interest	22,808
Prepaid Expenses	11,299
Total Assets	20,881,951
Liabilities:
Due to Advisor	17,225
Directors' Fees	2,143
Audit Fees	17,498
Custody Fees	2,876
Distribution (12b-1) Fees	4,540
Printing and Mailing Fees	1,825
Transfer Agent and Fund Accounting Fees	3,561
Miscellaneous Fees	1,369
Total Liabilities	51,037
Net Assets	$ 20,830,914

Net Assets Consist of:
Paid-In Capital	$ 10,376,619
Distributable Earnings	10,454,295
Net Assets, for 527,196 Shares Outstanding	$ 20,830,914

Net Asset Value and Offering Price Per Share	$ 39.51

Minimum Redemption Price Per Share ($39.51*0.98) (Note 6) (a)	$ 38.72

(a) A minimum redemption fee of 2% is imposed in the event of certain redemption transactions occurring within 5 days of purchase.

The accompanying notes are an integral part of these financial statements.

Annual Report |  9

TANAKA GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended November 30, 2023

Investment Income:
Dividends	$ 144,443
Interest	37,734
Total Investment Income	182,177

Expenses:
Advisory	169,365
Distribution (12b-1) Fees	42,341
Transfer Agent and Fund Accounting	39,035
Administrative	16,937
Legal	17,370
Audit	16,498
Registration	20,166
Printing and Mailing	12,036
Custody Fees	6,168
Directors' Fees	10,140
Miscellaneous	7,454
Insurance	7,548
Total Expenses	365,058

Net Investment Loss	(182,881)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Loss on Investments and Foreign Currency Transactions	(1,129,390)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	6,320,813
Realized and Unrealized Gain on Investments and Foreign Currency Transactions:	5,191,423

Net Increase in Net Assets Resulting from Operations	$ 5,008,542

The accompanying notes are an integral part of these financial statements.

Annual Report |  10

TANAKA GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	11/30/2023	11/30/2022
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (182,881)	$ (192,625)
Net Realized Loss on Investments and Foreign Currency Transactions	(1,129,390)	(659,380)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	6,320,813	(3,593,698)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,008,542	(4,445,703)

Total Distributions Paid to Shareholders
Realized Gains	(16,243)	(1,362,724)
Return of Capital	-	(323)
Total Distributions	(16,243)	(1,363,047)

Capital Share Transactions (Note 6)	373,160	(1,363,899)

Total Increase (Decrease)	5,365,459	(7,172,649)

Net Assets:
Beginning of Year	15,465,455	22,638,104

End of Year	$ 20,830,914	$ 15,465,455

The accompanying notes are an integral part of these financial statements.

Annual Report |  11

TANAKA GROWTH FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year.

Years Ended				
	11/30/2023	11/30/2022	11/30/2021	11/30/2020	11/30/2019
Net Asset Value, at Beginning of Year	$ 29.65	$ 40.09	$ 24.71	$ 19.94	$ 19.52
Income From Investment Operations:					
Net Investment Loss *	(0.35)	(0.37)	(0.64)	(0.29)	(0.27)
Net Gain (Loss) on Securities (Realized and Unrealized) ****	10.24	(7.42)	16.02	5.06	0.69
Total from Investment Operations	9.89	(7.79)	15.38	4.77	0.42
Distributions:					
Realized Gains	(0.03)	(2.65)	-	-	-
Return of Capital	-	- †	-	-	-
Total from Distributions	(0.03)	(2.65)	-	-	-
Redemption Fees ***	-	-	- †	-	-
Net Asset Value, at End of Year	$ 39.51	$ 29.65	$ 40.09	$ 24.71	$ 19.94
Total Return **	33.41%	(20.58)%	62.24%	23.92%	2.15%
Ratios/Supplemental Data:					
Net Assets at End of Year (Thousands)	$ 20,831	$ 15,465	$ 22,638	$ 11,082	$ 9,966
Before Waivers or Recoupments					
Ratio of Expenses to Average Net Assets	2.15%	2.14%	1.98%	2.70%	2.66%
Ratio of Net Investment Loss to Average Net Assets	(1.08)%	(1.19)%	(1.37)%	(1.69)%	(1.65)%
After Waivers or Recoupments					
Ratio of Expenses to Average Net Assets	2.15%	2.14%	2.19%	2.45%	2.45%
Ratio of Net Investment Loss to Average Net Assets	(1.08)%	(1.19)%	(1.58)%	(1.44)%	(1.44)%
Portfolio Turnover	8.60%	7.65%	37.50%	15.08%	4.94%

* Per share net investment loss has been determined on the basis of average shares outstanding during the year.

** Assumes reinvestment of dividends, if any.

*** The Fund will impose a 2.00% redemption fee on shares redeemed within 5 days of purchase.

**** Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

†  Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Annual Report |  12

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

November 30, 2023

NOTE 1. ORGANIZATION

The TANAKA Growth Fund (the "Fund") was organized as a series of TANAKA Funds, Inc., a Maryland corporation (the "Company") on November 5, 1997; the Fund commenced operations on December 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company.  The Fund's investment objective is to provide growth of capital. The Investment Advisor of the Fund is Tanaka Capital Management, Inc. (the "Advisor").

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest larger positions in small number of companies of its total assets. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The Fund's performance may be affected disproportionately by the performance of relatively few stocks.  In addition, the volatility of the Fund may be greater than the overall volatility of the market.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax.  The Fund intends to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2020-2022) or expected to be taken in the Fund’s 2023 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal, however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2023, the Fund did not incur any interest or penalties.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for

Annual Report |  13

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2023

determining gains or losses for financial statements and income tax purposes. Dividend income less foreign taxes withheld is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on at least an annual basis.  The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.  Distributions to shareholders which are determined in accordance with income tax regulations and are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from its ultimate treatment for federal income tax purposes. These differences are caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates - The   preparation of financial   statements in conformity   with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents – The Fund considers all highly liquid debt instruments having original maturities of three months or less at the date of purchase to be cash equivalents. The Fund may, during the ordinary course of business, maintain account balances with banks in excess of federally insured limits. The Fund has not experienced losses on these accounts, and management believes that the Fund is not exposed to significant risks on such accounts.

Annual Report |  14

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2023

NOTE 3. SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Directors (the “Board”) has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has designated the Advisor as the valuation designee in accordance with Rule 2a-5 of the Investment Company Act of 1940.

Fair Value Pricing – Under certain circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculates its NAV as of the time those exchanges close. However, the Fund may invest in securities on foreign exchanges or in illiquid or restricted securities. Accordingly, there may be circumstances under which the Fund would hold a security that would need to be fair value priced. Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to: if the exchange on which a portfolio security trades were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities’ exchange had closed but before the Fund’s NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•

Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•

Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund's own assumptions about the

Annual Report |  15

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2023

assumptions that a market participant would use in valuing the asset or liability at the measurement date, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Domestic and Foreign common stock) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship, and are categorized in Level 2.

Fixed income securities (convertible bonds) - The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in level 3.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value. These securities will be categorized in Level 1 of the fair value hierarchy. Money market funds are valued at their net asset value of $1 per share and are categorized in Level 1.

Annual Report |  16

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2023

The following table summarizes the inputs used to value the Fund's assets measured at fair value as of November 30, 2023:

	Financial Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Common Stocks *	$ 19,823,238	$ -	$ -	$ 19,823,238
Convertible Bond *	-	34,000	-	34,000
Short-Term Investments	990,606	-	-	990,606
	$ 20,813,844	$ 34,000	$ -	$ 20,847,844

*Industry classifications for these categories are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Level 3
Balance as of November 30, 2022	$ 657,475
Change in Unrealized Appreciation/(Depreciation)	2,079,325
Realized Gain/(Loss)	797,225
Purchases/(Sales)	(1,022,225)
Transfers In/(Out) of Level 3 *	(2,511,800)
Balance as of November 30, 2023	$ -

* The restriction was removed and Symbotic, Inc. returned to level 1.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund's investments and act as Administrator to the Fund. The Advisor was organized as a Delaware corporation in 1986. Graham Y. Tanaka, portfolio manager and President of the Advisor, is primarily responsible for the day-to-day management of the Fund's portfolio. Certain officers of the Advisor serve as director and officers of the Fund.

Under the terms of an Investment Advisory Agreement, (the "Advisory Agreement"), the Advisor manages the Fund's investments subject to approval by the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended November 30, 2023, the Advisor earned a fee of $169,365 from the Fund. At November 30, 2023, the Fund owed the Advisor $15,622 for management fees.

Pursuant to a written expense limitation agreement, the Fund's Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses), so that the Fund’s ratio of total annual operating expenses is limited to 2.45% for Class R shares. The expense limitation agreement is effective on an annual basis and may be terminated only by the Board of Trustees by providing 90 days notice, or if the Adviser ceases to serve as adviser to the Fund. The Adviser is entitled

Annual Report |  17

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2023

to reimbursement of fees waived or expenses assumed subject to the limitations that (i) the reimbursements is made for fees waived or expenses incurred not more than three years prior to the date of the reimbursement and (ii) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded for Class R Shares. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. For the year ended November 30, 2023, the Advisor recouped no fees.

Under the terms of the Administrative Agreement, the Advisor will provide administrative services which are necessary for the day-to-day operations of the Fund.  As compensation for the administrative services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Fund. For the year ended November 30, 2023, the Advisor earned a fee of $16,937 from the Fund under the Administrative Agreement. At November 30, 2023, the Fund owed the Advisor $1,603 for administrative fees.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each class of shares authorized (each such plan, a "Distribution Plan") as amended and approved on December 14, 2020. The Fund is obligated to pay a fee computed and accrued daily at an annual rate of 0.25% of the average daily net assets. The 12b-1 fees are paid to brokers, dealers and other financial institutions, including the investment adviser to the “Fund”, (collectively, the “Service Organizations”) for services in connection with sales of shares of the Fund. Total fees incurred under the Distribution Plan for the year ended November 30, 2023, were $42,341. For the year ended November 30, 2023, the Advisor received 12b-1 fees of $24,058 that were used by the Advisor to cover allowable expenses under the Distribution Plan.

NOTE 5. INVESTMENTS

For the year ended November 30, 2023, purchases and sales of investment securities, excluding short-term investments were as follows:

Amount
Purchases	$ 1,516,161
Sales	$ 1,408,680

NOTE 6. CAPITAL SHARES

The Company is authorized to issue up to 250,000,000 shares of common stock, par value $0.01 per share, of which it currently has allocated 150,000,000 shares to the Fund.  Capital share transactions for the years ended November 30, 2023 and 2022, respectively, were as follows:

	Year Ended 11/30/23		Year Ended 11/30/22
	Shares	$ Amount	Shares	$ Amount
Shares sold	62,018	$ 2,268,274	51,599	$ 1,729,322
Shares reinvested	575	15,806	36,969	1,327,920
Shares redeemed	(57,043)	(1,910,920)	(131,607)	(4,421,141)
Net increase (decrease)	5,550	$ 373,160	(43,039)	$ (1,363,899)

Annual Report |  18

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2023

For the year ended November 30, 2023, the shares redeemed amounts include account servicing fees of $4,136 which were used to offset Transfer Agent fees on the Statement of Operations.

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase.  For the years ended November 30, 2023 and 2022, no redemption fees were collected from shareholder transactions.

NOTE 7.   TAX MATTERS

As of November 30, 2023, unrealized appreciation (depreciation) and cost of investment securities on a tax basis, were as follows:

Gross unrealized appreciation on investment securities	$ 12,701,532
Gross unrealized depreciation on investment securities	(305,498)
Net unrealized appreciation on investment securities	$ 12,396,034

Tax Cost of investment securities *	$ 8,451,810

* Includes short-term investment.

The difference between book and tax unrealized is mainly attributable to the tax deferral of wash sales.

The Fund’s distributable earnings on a tax basis are determined only at the end of each fiscal year.  As of November 30, 2023, the Fund’s most recent fiscal year-end, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$12,396,034
Ordinary Late Year Losses	(164,674)
Capital Loss Carryforwards non-expiring	(1,777,065)
Total Distributable Earnings, Net	$10,454,295

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses, post-October losses and late year losses are determined only at the end of each fiscal year.  As of November 30, 2023, the Fund elected to defer ordinary late year losses as indicated in the chart below.

Ordinary Late Year Losses Deferred	$ 164,674

As of November 30, 2023, the Fund recorded permanent book/tax differences of $206,717 from distributable earnings (an increase to distributable earnings) to paid-in-capital (a decrease to paid-in-capital) due to net operating losses and a taxable overdistribution.

As of November 30, 2023, the Fund has capital loss carryforwards available for federal income tax purposes, which can be used to offset future capital gains indefinitely, as follows:

Annual Report |  19

TANAKA GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

November 30, 2023

Long-term non-expiring	$ 947,128
Short-term non-expiring	829,937
Total	$ 1,777,065

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

For the year ended November 30, 2023, there was a long-term capital gain distribution of $16,243 paid.

For the year ended November 30, 2022, there was a long-term capital gain and return of capital distribution of $1,362,704 and $343, respectively, paid.

NOTE 8.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 9.  SECTOR RISK

If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.  For example, to the extent the Fund is overweighted in the technology sector it will be affected by developments affecting the applicable sector.  The sector is subject to changing government regulations that may limit profits and restrict services offered. Companies in this sector also may be significantly affected by intense competition. In addition, technology products may be subject to rapid obsolescence.

NOTE 10.  MARKET RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the issuance of these financial statements and has noted no further events requiring disclosure or adjustment.

Annual Report |  20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of TANAKA Growth Fund and

Board of Directors of TANAKA Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of TANAKA Funds, Inc. comprising TANAKA Growth Fund (the “Fund”) as of November 30, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended November 30, 2020, and prior, were audited by other auditors whose report dated January 27, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and transfer agent.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021. In addition, we served as the Fund’s auditor for fiscal years ended 1998 through 2005.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

January 26, 2024

Annual Report |  21

TANAKA GROWTH FUND

EXPENSE ILLUSTRATION

November 30, 2023 (UNAUDITED)

 Expense Example

As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of management fees; distribution and service (12b-1) fees; transaction fees such as redemption fees and ongoing costs; and other Fund expenses. Please note that the expenses shown in the table are meant to highlight your ongoing costs (in dollars) only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2023 through November 30, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As a shareholder of the TANAKA Growth Fund, you incur ongoing costs which typically consist of transaction fees such as redemption fees and ongoing costs; and other Fund expenses that are not included in this calculation.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	June 1, 2023	November 30, 2023	June 1, 2023 to November 30, 2023

Actual	$1,000.00	$1,254.68	$11.87
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.54	$10.61

* Expenses are equal to the Fund's annualized expense ratio of 2.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report |  22

TANAKA GROWTH FUND

ADDITIONAL INFORMATION

November 30, 2023 (UNAUDITED)

The Fund’s Statement of Additional Information (SAI) includes additional information about the Directors and Officers and is available, without charge, upon request. You may call toll-free 1-877-4TANAKA to request a copy of the SAI or to make shareholder inquiries.

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended November 30, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

INVESTMENT ADVISORY AGREEMENT RENEWAL

At a meeting held on December 13, 2023, the Board considered the renewal of the Investment Advisory Agreement between the Fund and Tanaka Capital Management, Inc. (the “IA Agreement”).  The Board began its review of the IA Agreement and discussed the Board’s responsibilities and considerations when reviewing the Agreement.  Independent Counsel (“Counsel”) advised the Board that there are five factors set forth by the SEC as minimum considerations, each of which must be visited when considering the renewal of the IA Agreement.  Counsel guided the Board through each consideration, including: (1) the nature, extent, and quality of the services to be provided by the investment advisor; (2) the investment performance of the fund and the investment advisor; (3) the costs of the services to be provided and profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale for the benefit of fund investors.

In addition to the five factors discussed above, and to further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board had requested and received the following information: a description of the Advisor’s business and any personnel changes, the Code of Ethics and insider trading policy, and a description of any material legal proceedings or securities enforcement proceedings regarding the Advisor and sub-advisors and their personnel. In addition, the Board

Annual Report |  23

TANAKA GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

November 30, 2023 (UNAUDITED)

requested and received financial statements from the Adviser for relevant periods, a description of the compensation received by the Advisor from the Fund both as aggregate and in relation to fees charged by other advisors to similar funds, information relating to the Advisor’s policies and procedures regarding best execution, trade allocation, and soft dollar arrangements.  The materials prepared by the Advisor were provided to the Board in advance of the meeting.

The Board considered the fees charged by the Advisor in light of the services provided to the Fund by the Advisor.  After full review of the materials presented and careful consideration, the Board, with the independent Directors separately concurring, agreed that the fees charged by the Advisor were fair and reasonable in light of the services provided to the Fund.

The Board then discussed the nature, extent and quality of the Advisor’s services to the Fund.  In particular, the Board noted with approval the Advisor’s commitment to maintaining certain targeted expense ratios for the Fund, its efforts in providing comprehensive and consistent investment management to the Fund, and its efforts to maintain ongoing regulatory compliance for the Fund.  The Board noted for the record that it reviewed, on a quarterly basis, performance and management reports relating to the Fund, and those prior reviews were incorporated into the Board’s current considerations.

The Board discussed the Advisors current fee structure and whether such structure would allow the Fund to realize economies of scale as they grow.  Accordingly, it would be premature of the Board to consider economies of scale.

The Board next considered the investment performance of the Fund and the Advisor’s performance.  The Board generally approved of the Fund’s performance.  The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline.  The Board also noted with approval that although the Adviser’s business was not devoted exclusively to serving the Fund, the Advisor did not appear to realize any extraordinary ancillary benefits or profits deriving from its relationship with the Fund.  Further considerations are discussed below.

1.  The nature, quality, and extent of services furnished by TANAKA, including:

(a) That the breadth and the quality of investment advisory and other services being provided are satisfactory, as evidenced in part by the performance record of the Fund compared with the performance records of a peer group of comparable funds;

(b) That TANAKA has made significant expenditures in prior years to ensure that it has the systems and highly trained personnel necessary for it to be able to continue to provide quality service to the Fund’s shareholders, including the dedication of substantial resources to TANAKA’s investment and trading departments; and

Annual Report |  24

TANAKA GROWTH FUND

ADDITIONAL INFORMATION (CONTINUED)

November 30, 2023 (UNAUDITED)

(c) That the Board is satisfied with the research, portfolio management, and trading services, among others, being provided by TANAKA to the Fund, and has determined that TANAKA is charging fair, reasonable, and competitive fees.

(d) The risks assumed by TANAKA in providing investment advisory services to the Fund including the capital commitments which have been made in the past and which continue to be made by TANAKA to ensure the continuation of the highest quality of service to the Fund is made with the recognition that the Fund’s advisory relationship with TANAKA can be terminated at any time and must be renewed on an annual basis.

2.  The fairness of fee arrangements, including:

(a) That upon review of the advisory fee structures of the Fund in comparison with other similar funds, the level of investment advisory fees paid by the Fund is competitive;

(b) That the expense ratio of the Fund is generally competitive;

(c) That TANAKA has contractually agreed to impose expense limitations on the Fund at a cost to TANAKA; and

(d) That the advisory and other fees payable by the Fund to TANAKA are essentially fees which would be similar to those which would have resulted solely from “arm’s-length” bargaining, and may well be lower than fees arrived at solely from such arm’s-length negotiation.

(e) That the fees paid to TANAKA for managing other institutional accounts (such as pension plans) are not lower than the fees paid by similarly-managed funds, and to the extent that the fees of those accounts are lower, the reasons why such accounts are less costly for TANAKA to manage.

(f) The extent to which economies of scale could be realized as a Fund grows in assets and whether the Fund’s fees reflect these economies of scale for the benefit of Fund shareholders.

3.  The costs borne by TANAKA in providing advisory services to the Fund and the profitability of TANAKA in light of the estimated profitability analysis which had been provided by TANAKA; and

4.  The benefits to TANAKA from serving as the Fund’s Advisor

After full discussion and consideration, and being no further questions or comments from the Board, the contract with the Adviser was renewed for another year.

Annual Report |  25

TANAKA GROWTH FUND

DIRECTORS & OFFICERS

November 30, 2023 (UNAUDITED)

The following table provides information regarding each Director who is not an interested person of the Company, as defined in the 1940 Act.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
David M. Fox (75)	Director (since 1997)	President and CEO of David Fox & Associates, a television programming sales firm, since 2001.	None
Scott D. Stooker (69)	Director (since 2021)	Retired; President of First Team Communications from 1993 to 2004, a marketing communications firm.	None

The following table provides information regarding each Director who is an interested person of the Company, as defined in the 1940 Act, and each officer of the Company.

Name (Age)	Position(s) Held with Company (Length of Time Served)	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Graham Y. Tanaka (75)*	Chairman, CEO and President (since 1997)	President of Tanaka Capital Management, Inc. since 1986.	Council for Economic Education since 2018.
Benjamin M. Bratt (31)	Treasurer, Secretary, CFO and CCO (since 2015)	Analyst at Tanaka Capital Management, Inc., Mutual Fund Services at Brown Brothers Harriman & Co.	None

* “Interested person”, as defined in the 1940 Act, of the Fund because of the affiliation with Tanaka Capital Management, Inc.

Each Director serves until the next annual meeting of shareholders or until his successor is duly elected. The Fund is not in a family of funds or a fund complex, and the only fund overseen by the Board is the Fund.

For the year ended November 30, 2023, David M. Fox and Scott D. Stooker were each paid $5,000, respectively.

The address of each Director and Officer is c/o Tanaka Capital Management, Inc., 60 East 42nd Street, Suite 4000, New York, New York 10165.

Annual Report |  26

PROXY VOTING AND QUARTERLY PORTFOLIO SCHEDULE

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request (1) by calling the Fund at 1-877-4TANAKA and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Fund’s first and third fiscal quarters end on February 28 and August 31.  The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-4TANAKA.

DIRECTORS

Graham Y. Tanaka

David M. Fox

Scott D. Stooker

OFFICERS

Graham Y. Tanaka

Benjamin M. Bratt

INVESTMENT ADVISOR

Tanaka Capital Management, Inc.

60 East 42nd Street, Suite 4000

New York, NY 10165

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

LEGAL COUNSEL

David Jones, Esquire

395 Sawdust Rd., #2137

The Woodlands, TX 77380

CUSTODIAN

Huntington National Bank

41 South High Street

Columbus, OH 43125

TRANSFER AGENT

AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Fund’s Statement of Additional Information includes additional information about the Fund and is available upon request at no charge by calling the Fund.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Mr. David Fox is an audit committee financial expert.  Mr. David Fox is independent for purposes of this Item 3.  He has acquired his attributes through education and experience.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2023

$ 14,000

FY 2022

$ 13,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2023

$ N/A

$N/A

FY 2022

$ N/A

$N/A

Nature of the fees:

(c)

Tax Fees

Registrant

Adviser

FY 2023

$ 3,500

$N/A

FY 2022

$ 3,500

$N/A

Nature of the fees: Preparation of the Fund’s tax return.

(d)

All Other Fees

Registrant

Adviser

FY 2023

$ N/A

$N/A

FY 2022

$ N/A

$N/A

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Fund's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Fund if the engagement relates directly to the operations and financial reporting of the Fund, and (v) receive the auditor's specific representations as to their independence;

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

N/A%

Tax Fees:

0%

N/A%

All Other Fees:

N/A  %

N/A%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2023

$ 3,500

$  0

FY 2022

$ 3,500

$  0

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)

A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental 7 basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

(j)

A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities.

A registrant must disclose: (1) That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant; (2) The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized; (3) Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant; (4) The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and (5) Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TANAKA Funds, Inc.

By      /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     January 31, 2024

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By     /s/ Graham Tanaka

*

       Graham Tanaka, President

Date     January 31, 2024

By    /s/ Benjamin Bratt

*

       Benjamin Bratt, Chief Financial Officer

Date     January 31, 2024

* Print the name and title of each signing officer under his or her signature.